UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2019
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GENOCEA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36289	51-0596811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cambridge Discovery Park 100 Acorn Park Drive, 5th Floor Cambridge, MA 02140 (Address of principal executive offices, including zip code)
(Registrant’s telephone number, including area code): (617) 876-8191
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	GNCA	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2019 (the "First Amendment Closing Date"), Genocea Biosciences, Inc. (the “Company”) entered into the first amendment (the “First Amendment”) to the Amended and Restated Loan and Security Agreement by and between Hercules Capital, Inc. (“Hercules”) and the Company, dated as of April 24, 2018.

As of the First Amendment Closing Date, the current outstanding principal balance of the Term Loan Advance is $12.9 million. The First Amendment increased the term loan interest rate to the greater of (a) the prime rate plus 3.00% or (b) 8.00%, and extended the interest-only period through January 1, 2021. The advance may be prepaid in whole or in part upon seven business days’ prior written notice to Hercules, subject to a prepayment charge of 2.0% if such advance is prepaid on or after the First Amendment Closing Date, but on or prior to November 24, 2020, and 1.0% if such advance is prepaid thereafter. The First Amendment also increased the end of term charge to $1,038,000.

The Loan Agreement contains customary covenants and representations, including a financial reporting covenant and limitations on dividends, indebtedness, collateral, investments, distributions, transfers, mergers or acquisitions, taxes, corporate changes, deposit accounts, and subsidiaries.

The foregoing description of the principal terms of the First Amendment is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the First Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 19, 2019, Genocea Biosciences, Inc. updated its corporate presentation. A copy of the presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The presentation will also be available online at http://ir.genocea.com/events-and-presentations as of November 19, 2019, however the Company’s website and any information contained on the website are not incorporated herein.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

10.1	First Amendment to Amended and Restated Loan and Security Agreement between Genocea Biosciences, Inc. and Hercules Capital, Inc., dated April 24, 2018, as amended on November 14, 2019
99.1	Management presentation issued by Genocea Biosciences, Inc. on November 19, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENOCEA BIOSCIENCES, INC.

By:	/s/ DIANTHA DUVALL
Diantha Duvall
Chief Financial Officer
(Principal Financial Officer)

Date: November 19, 2019

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